COMPENSATION AND INDEMNIFICATION AGREEMENT

                  This COMPENSATION AND INDEMNIFICATION AGREEMENT is made and entered into as of the 6th day of May, 1999 (the "Agreement") among OCWEN ASSET INVESTMENT CORP., a Virginia corporation (the "Company"), and STUART L. SILPE and PETER M. SMALL (each, a "Director" and together, the "Directors").

                  WHEREAS, the Company's Board of Directors, pursuant to a resolution adopted on May 6th, 1999, appointed the Directors as the members of an independent committee of the Board of Directors of the Company (the "Special Committee") for the purpose of considering and/or making recommendations to the Company's Board of Directors with respect to a possible transaction involving the Company;

                  WHEREAS,  in order to  induce  the  Directors  to serve as the members of the Special Committee and to accept the additional duties, responsibilities and burdens of such service, the Company wishes to provide them with the compensation and indemnification arrangements set forth herein; and

                  WHEREAS, the Directors are willing to serve and continue to serve as the members of the Special Committee on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto do hereby agree as follows:

                  1. SERVICE ON THE SPECIAL COMMITTEE. Each Director hereby agrees to serve as a member of the Special Committee on the terms provided for herein so long as such appointment by the Board shall remain in effect. Each Director may, however, resign from such position at any time and for any reason and the Special Committee may dissolve by recommending such dissolution to the Board. The Company's obligation to indemnify each Director as set forth in this Agreement shall continue in full force and effect notwithstanding any such termination of appointment, resignation or dissolution.

                  2. COMPENSATION AND EXPENSE REIMBURSEMENT. In return for his services as a member of the Special Committee, each Director shall be entitled to receive from the Company a fee of $1,000.00 for each day such director performs services as a member of the Special Committee, such per day fee is to be prorated to reflect the actual amount of time spent by such director during such day on such services. Such fees shall be payable to the Director upon submission to the Company's Chief Financial Officer of a written statement setting forth the dates on which such services were performed. In addition, each Director shall be reimbursed by the Company for his reasonable out-of-pocket travel and other expenses incurred in connection with his service on the Special Committee, in a manner consistent with the Company's reimbursement of expenses for members of its Board of Directors.

                  3. INDEMNITY. The Company hereby agrees to hold harmless and indemnify each Director with respect to his service as a director of the Company, including without limitation with respect to his service on the Special Committee and any matter or transaction presented to or considered by the Special Committee or the Board of Directors, to the full extent authorized or

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permitted by law, as such may be amended from time to time,  by the Restated and
Amended Articles of Incorporation of the Company (the "Articles"), as such may be amended from time to time, and by the Bylaws of the Company (the "Bylaws"), as such may be amended from time to time. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

                      (a) PROCEEDINGS AGAINST THE DIRECTOR. Each Director shall be entitled to the rights of indemnification provided in this Section 3(a) if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined). Pursuant to this Section 3(a), each Director shall be indemnified against all judgments, penalties, fines, settlements and Expenses (as hereinafter defined) actually incurred by him or on his behalf in connection with such Proceeding, unless it is finally judicially established that:

                              (A) (i) his act or omission was material to the matter giving rise to the Proceeding; and (ii) either (x) in the case of conduct in his official capacity with the Company, he did not believe that his conduct was in the best interests of the Company, and in all other proceedings, he did not believe that his conduct was not opposed to the best interests of the Company or (y) he failed to conduct himself in good faith; or

                              (B) (i) in the case of a Proceeding by or in the right of the Company, he is liable to the Company, or (ii) in the case of a Proceeding other than by or in the right of the Company in which it is charged that he received an improper personal benefit, he is liable to the Company on the basis that he actually received an improper personal benefit in money, property or services; or

                              (C) in the case of any criminal Proceeding, he had reasonable cause to believe that the act or omission was unlawful.

                      (b) INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that a Director is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the maximum extent permitted by law against all Expenses incurred by him or on his behalf in connection with such Proceeding. If a Director is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify such Director against all Expenses incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

                  4. ADDITIONAL INDEMNITY. In addition to, and without regard to any limitations on, the indemnification provided for in Section 3, the Company shall and hereby does indemnify and hold harmless each Director against all judgments, penalties, fines, settlements and Expenses actually incurred by him or on his behalf if, by reason of his Corporate Status he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Company). The only limitation that shall exist upon the Company's obligations pursuant to this Agreement shall be that

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


the Company shall not be obligated to make any payment to a Director that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 8 and 9 hereof) to be unlawful under Virginia law or be prohibited by the Articles or Bylaws as they exist at the time of execution of this Agreement; provided, however, that if such Indemnity or advancement of Expenses is prohibited by the Articles and Bylaws as they exist at the time of this Agreement but permitted by the Articles and Bylaws as they exist at the time that such Indemnity or advancement of Expenses is sought, then such Indemnity or advancement of Expenses shall be permitted.

                  5. CONTRIBUTION IN THE EVENT OF JOINT LIABILITY. (a) Whether or not the indemnification provided in Sections 3 and 4 hereof is available, in respect of any threatened, pending or completed Proceeding in which the Company is jointly liable with any Director (or would be if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any judgment or settlement of such Proceeding without requiring such Director to contribute to such payment and the Company hereby waives and relinquishes any right of contribution it may have against such Director. The Company shall not enter into any settlement of any Proceeding in which the Company is jointly liable with a Director (or would be if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against such Director.

                  (b) Without diminishing or impairing the obligations of the Company set forth in the preceding subparagraph, if, for any reason, a Director shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed Proceeding in which the Company is jointly liable with such Director (or would be if joined in such Proceeding), the Company shall contribute to the amount of Expenses, judgments, fines and amounts paid in settlement actually incurred and paid or payable by such Director in proportion to the relative benefits received by the Company and all officers, directors or employees of the Company (other than such Director) who are jointly liable with him (or would be if joined in such Proceeding), on the one hand, and the Director, on the other hand, from the transaction from which such Proceeding arose; PROVIDED, HOWEVER, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors or employees of the Company (other than such Director) who are jointly liable with the Director (or would be if joined in such Proceeding), on the one hand, and the Director, on the other hand, in connection with the events that resulted in such Expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the law may require to be considered. The relative fault of the Company and all officers, directors or employees of the Company (other than the Director) who are jointly liable with him (or would be if joined in such Proceeding), on the one hand, and the Director, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

                  (c) The Company hereby agrees to fully indemnify and hold each Director harmless from any claims of contribution which may be brought by officers, directors or employees of the Company who may be jointly liable with such Director.

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


                  6. INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that a Director is, by reason of his Corporate Status, a witness in any Proceeding to which such Director is not a party or participant, he shall be indemnified against all Expenses incurred by him or on his behalf in connection therewith.

                  7. ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Agreement, the Company shall advance all Expenses incurred by or on behalf of a Director in connection with any Proceeding by reason of such Director's Corporate Status within ten days after the receipt by the Company of a statement or statements from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the Director and shall include or be preceded or accompanied by a written affirmation by such Director of his good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking by or on behalf of such Director to repay any Expenses advanced if it shall ultimately be finally judicially determined that the applicable standard of conduct has not been met. Any undertakings to repay pursuant to this Section 7 shall be unlimited, unsecured general obligations of the Director and shall be interest free; any advances pursuant to this Section 7 shall be unsecured and interest free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this Section 7 shall be subject to the condition that, if, when and to the extent that the Company determines that a Director would not be permitted to be indemnified under applicable law, the Company shall be entitled to be reimbursed, within thirty
(30) days of such determination, by him for all such amounts theretofore paid; PROVIDED, HOWEVER, that if such Director has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that he should be indemnified under applicable law, any determination made by the Company that such Director would not be permitted to be indemnified under applicable law shall not be binding and such Director shall not be required to reimburse the Company for any advance of Expenses until a final judicial determination is made with respect thereto.

                  8. PROCEDURES AND PRESUMPTIONS FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. It is the intent of this Agreement to secure for each Director rights of indemnity that are as favorable as may be permitted under the law and public policy of the State of Virginia. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether a Director is entitled to indemnification under this Agreement:

                      (a) To obtain indemnification (including, but not limited to, the advancement of Expenses and contribution by the Company) under this Agreement, a Director shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to such Director and is reasonably necessary to determine whether and to what extent a Director is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that such Director has requested indemnification.

                      (b) Upon written request by a Director for indemnification pursuant to the first sentence of Section 8(a) hereof, a determination, if required by applicable law, with respect to a Director's entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of such Director: (1) by the Board of Directors by a majority vote of a quorum consisting of the Disinterested

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


Directors, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting solely of two or more Disinterested Directors duly designated to act in the matter by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate, or (2) by Special Counsel, or
(3) by vote of the stockholders of the Company in which shares held by Directors who are parties to or participants in the Proceeding may not be voted.

                      (c) If the determination of entitlement to indemnification is to be made by Special Counsel pursuant to Section 8(b) hereof, the Special Counsel shall be selected as provided in this Section 8(c). The Special Counsel shall be selected by the Board of Directors by a majority vote of a quorum consisting of the Disinterested Directors, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of
Directors  consisting  solely  of  two  or  more  Disinterested  Directors  duly designated to act in the matter by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate, or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate. The Company shall pay any and all reasonable fees and expenses of Special Counsel incurred by such Special Counsel in connection with acting pursuant to Section 8(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 8(c), regardless of the manner in which such Special Counsel was selected or APPOINTED. Notwithstanding the foregoing, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to this Article shall be made only by Special Counsel agreed upon by the Board of Directors and the applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such Special Counsel.

                      (d) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume (unless there is clear and convincing evidence to the contrary) that a Director is entitled to indemnification under this Agreement if such Director has submitted a request for indemnification in accordance with Section 8(a) of this Agreement.

                      (e) A Director's act or omission shall not be deemed to be material to the matter giving rise to the Proceeding if his act or omission was not a significant and substantial factor in bringing about the Proceeding, and a Director shall not be deemed to have failed to conduct himself in good faith if such Director's action is based on the records or books of account of the Company, including financial statements, or on information supplied to such Director by the officers of the Company in the course of their duties whom the Director believes in good faith to be reliable and competent, or on the advice of legal counsel for the Company or the Special Committee which the Director believes in good faith to be within the professional or expert competence of such counsel, or on information or records given or reports made to the Company or the Special Committee by an independent certified public accountant, by a

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financial  advisor or by an appraiser or other expert  selected with  reasonable care by the Company or the Special Committee. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company shall not be imputed to a Director for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 8(e) are satisfied, it shall in any event be presumed (unless there is clear and convincing evidence to the contrary) that each Director's acts or omissions have not been material to the matter giving rise to the Proceeding, that each Director has conducted himself in good faith, and the Director did not receive an improper personal benefit in money, property or services.

                      (f) The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which a Director is a party is resolved in any manner other than by a final adverse judgment against such Director (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed (unless there is clear and convincing evidence to the contrary) that such Director has been successful on the merits or otherwise in such Proceeding; provided, however, that such settlement will not be entered into without the prior consent of the Board of Directors of the Company by a majority vote of a quorum consisting of the Disinterested Directors, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting solely of two or more Disinterested Directors duly designated to act in the matter by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate, or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate.

                      (g) Each Director shall cooperate with the person, persons or entity making such determination with respect to such Director's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to such Director and reasonably necessary to such determination. Any Special Counsel, member of the Board of Directors, or stockholder of the Company shall act reasonably and in good faith in making a determination under the Agreement of a Director's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by a Director in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to such Director's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold each Director harmless therefrom.

                      (h) The authorization of indemnification shall be made in the same manner enumerated in Section 8(b) hereof as the determination of a Director's entitlement to indemnification; PROVIDED, HOWEVER, that if the determination of entitlement to indemnification is made by Special Counsel pursuant to Section 8(b)(2) hereof, the authorization of indemnification shall be made by the Board of Directors by a majority vote of a quorum consisting of the Disinterested Directors, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting solely of two

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or more  Disinterested  Directors  duly  designated  to act in the  matter  by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate, or, if the requisite quorum of the full Board of Directors cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board of Directors in which the Directors who are parties to or participants in the Proceeding may participate.

                  9.  REMEDIES.

                      (a)  In  the  event  that  (i)  a  determination  is  made pursuant to Section 8 of this Agreement that a Director is not entitled to indemnification under this Agreement, (ii) a Director determines to seek court ordered indemnification pursuant to Section 13.1-700.1 of the Virginia Stock Corporation Act, (iii) advancement of Expenses is not timely made pursuant to
Section 7 of this Agreement, (iv) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) of this Agreement within 90 days after receipt by the Company of the request for indemnification,
(v) payment of indemnification is not made pursuant to this Agreement within ten
(10) days after receipt by the Company of a written request therefor, or (vi) payment of indemnification is not made within ten (10) days after a determination has been made that a Director is entitled to indemnification or such determination is deemed to have been made pursuant to Section 8 of this Agreement, such Director shall be entitled to an adjudication in an appropriate court of the Commonwealth of Virginia, or in any other court of competent jurisdiction, of his entitlement to such indemnification. The Company shall not oppose a Director's right to seek any such adjudication; provided, however that in the circumstances described in subsections (i) and (ii) hereof, this sentence shall not operate to prevent the Company from contesting the Director's substantive right to be indemnified.

                      (b) In the event that a determination shall have been made pursuant to Section 8(b) of this Agreement that a Director is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 9 shall be conducted in all respects as a de novo trial, on the merits and such Director shall not be prejudiced by reason of that adverse determination.

                      (c)  If a  determination  shall have been made pursuant to
Section 8(b) of this Agreement that a Director is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 9, absent a prohibition of such indemnification under applicable law.

                      (d)  In  the  event  that a  Director,  pursuant  to  this
Section 9, seeks a judicial adjudication of his rights under, or to recover damages for breach of, or otherwise to enforce the terms of, this Agreement or the Articles or Virginia law with respect to indemnification or advancement of Expenses, or to recover under any directors' and officers' liability insurance policies maintained by the Company, the Company shall pay on his behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 15 of this Agreement) incurred by him in such judicial adjudication, regardless of whether such Director ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

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


                      (e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 9 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

                  10. NON-EXCLUSIVITY;    SURVIVAL    OF   RIGHTS;    INSURANCE;
SUBROGATION.

                      (a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which a Director may at any time be entitled under applicable law, the Articles, the Bylaws, a resolution of stockholders or directors, an agreement or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of any Director under this Agreement in respect of any action taken or omitted by such Director in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the law, whether by statute or judicial decision, or a change in the Articles or Bylaws, permits greater indemnification than would be afforded currently under the Articles and Bylaws and this Agreement, it is the intent of the parties hereto that each Director shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                      (b) To the extent that the Company, directly or through a subsidiary or an affiliate, maintains an insurance policy or policies providing liability insurance (or similar protection, including, to the extent not inconsistent with applicable law, a trust fund, letter of credit, or surety bond) for directors, officers, employees, or agents or fiduciaries of the Company or directors, officers, partners, trustees, employees, or agents or fiduciaries of any other corporation, partnership, joint venture, trust, other enterprise or employee benefit plan which directors, officers, employees, or agents or fiduciaries of the Company serve at the request of the Company, each Director shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

                      (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of a Director, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                      (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that a Director has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                      (e) The Company shall at all times maintain a directors indemnity insurance policy insuring the Directors with aggregate coverage (both as to dollar limits of coverage, and as to the subject matter insured against) not less than that in effect at the time of this Agreement. Such indemnity insurance policy shall be maintained in force for not less than six years from the date of consummation or abandonment of the transaction or transactions which the Special Committee was appointed to consider or does consider. If at any time during the period commencing on the date of renewal of the policy in effect on the date of execution of this Agreement and ending at the end of such sixth year, such coverage is not reasonably available in the insurance market, the Company shall be obligated to purchase for the Directors such directors indemnity insurance insuring only the Directors as it is able to purchase for an annual premium equal to twice the annual insurance premium paid by the Company for directors indemnity insurance during the year 1999, provided that in the sixth year the Company shall not be obligated to pay a premium for such insurance in excess of the premium paid in the fifth year.

                  11. EXCEPTION TO RIGHT OF INDEMNIFICATION. Notwithstanding any other provision of this Agreement, a Director shall not be entitled to indemnification under this Agreement with respect to any Proceeding brought by him against the Company, either in his own right or in the right of the Company, or any claim in such Proceeding, unless (a) the bringing of such Proceeding or making of such claim shall have been approved unanimously by the Board of Directors or (b) such Proceeding is being brought by such Director to assert his rights under this Agreement.

                  12. DURATION OF AGREEMENT. All agreements and obligations of the Company contained herein shall continue during the period a Director is serving as a member of the Special Committee or as an officer or director of the Company (or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan) and shall continue thereafter so long as such Director shall be subject to any Proceeding (or any proceeding commenced under Section 8 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether a Director continues to serve as a member of the Special Committee or as an officer or director of the Company or any other enterprise at the Company's request.

                  13. SECURITY. To the extent requested by a Director and approved by the Board of Directors, the Company may at any time and from time to time provide security to a Director for the Company's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to a Director, may not be revoked or released without the prior written consent of such Director.

                  14. ENFORCEMENT. (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce the Director to serve as a member of the Special

Committee, and the Company acknowledges that such Director is relying upon this Agreement in serving as a member of the Special Committee.

                  (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

                  15. DEFINITIONS. For purposes of this Agreement:

                  (a) "Corporate Status" describes the status of a person who is or was a director of the Company or a member of the Special Committee or was otherwise a director, officer, partner, trustee, employee, agent or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the express written request of the Company.

                  (b) "Disinterested Director" means a director of the Company who is not at the relevant time a party to the Proceeding in respect of which indemnification is sought by a Director.

                  (c) "Expenses" shall include all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding.

                  (d) "Special Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or any Director in any matter material to either such party (other than with respect to matters concerning any such Director under this Agreement), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Special Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or any Director in an action to determine such Director's rights under this Agreement. The Company agrees to pay the reasonable fees of the Special Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                  (e) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which a Director was, is or will be involved as a party or otherwise, by reason of the fact that such Director is or was a member of the Special Committee or a member of any committee of the Board of Directors or a director of the Company, by reason of any action taken by him or of any inaction on his part while acting as a member of the Special Committee or as a member of any committee of the Board of Directors or as a director of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; and excluding one initiated by a Director pursuant to Section 8 of this Agreement to enforce his rights under this Agreement.

                  16. SEVERABILITY. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

                  17. MODIFICATION AND WAIVER. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  18. NOTICE BY DIRECTORS. Each Director agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to such Director under this Agreement or otherwise.

                  19. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by and receipted for by the party to whom said notice or other communication shall have been directed or if (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                      (a)  If to Mr. Silpe, to:

                           Stuart L. Silpe
                           C/O David H. Pankey, Esq.
                           McGuire Woods Battle & Boothe LLP
                           Washington Square
                           1050 Connecticut Avenue, NW
                           Suite 1200
                           Washington, DC 20036
                           with a copy to:

                           David H. Pankey, Esq.
                           McGuire Woods Battle & Boothe LLP
                           Washington Square
                           1050 Connecticut Avenue, NW
                           Suite 1200
                           Washington, DC 20036


                      (b)  If to Mr. Small, to:

                           Peter M. Small
                           Spaulding and Slye Company
                           1 Main Street
                           Concord, MA 01742

                           with a copy to:

                           David H. Pankey, Esq.
                           McGuire Woods Battle & Boothe LLP
                           Washington Square
                           1050 Connecticut Avenue, NW
                           Suite 1200
                           Washington, DC 200036

                      (c)  If to the Company, to:

                           Ocwen Asset Investment Corp.
                           1675 Palm Beach Lakes Boulevard
                           Suite 1000
                           West Palm Beach, Florida 33401
                           Attn:  William C. Erbey

                           with a copy to:

                           Ocwen Asset Investment Corp.
                           Attn: Secretary
                           1675 Palm Beach Lakes Blvd.
                           Suite 1000
                           West Palm Beach, Florida 33401
or to such other address as may have been furnished to the Directors by the Company or to the Company by a Director, as the case may be.

                  20. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same
Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  21. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

                  22. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Virginia without application of the conflict of laws principles thereof.

                  23. ARTICLES AND BYLAWS. Notwithstanding any provision in this Agreement, no Indemnity nor advancement of Expenses shall be provided hereunder to any Director to the extent that such indemnity or advancement is prohibited by the Articles and Bylaws as they exist at the time of this Agreement; provided, however, that if such Indemnity or advancement of Expenses is prohibited by the Articles and Bylaws as they exist at the time of this Agreement but permitted by the Articles and Bylaws as they exist at the time that such Indemnity or advancement of Expenses is sought, then such Indemnity or advancement of Expenses shall be permitted.

            (The remainder of this page is intentionally left blank)

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                          Ocwen Asset Investment Corp.



                                            By:  /s/  CHRISTINE A. REICH
                                                 -----------------------
                                               Name:  Christine A. Reich
                                               Title: President




                                                 /s/ STUART L. SILPE
                                                 -----------------------
                                                     Stuart L. Silpe




                                                 /s/ PETER M. SMALL
                                                 -----------------------
                                                     Peter M. Small